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                         SUPPLEMENT TO THE PROSPECTUS
                    AND STATEMENT OF ADDITIONAL INFORMATION

                  CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Robert E. Rescoe (see biography below) joins D. Susan Everly and Katharine O'Donovan as Co-Portfolio Manager of the fund. Timothy M. Ryan (see biography below) now serves as Associate Portfolio Manager of the fund. Craig K. Elkind no longer serves as Co-Portfolio Manager of the fund.

CERTAIN MANAGER BIOGRAPHIES
Mr. Rescoe, Director and co-head of U.S. equity research, joined CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc.("Warburg Pincus"). He was at Warburg Pincus from 1993 to 1999, where he performed comparable duties. Prior to joining Warburg Pincus, Mr. Rescoe was Vice President and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management.

Mr. Ryan, who joined CSAM in 2001, is an equity analyst specializing in the financial services sector. Prior to joining CSAM, Mr. Ryan attended Columbia Business School from 1999 to 2001 where he earned an M.B.A in Finance. From 1997 to 1999, Mr. Ryan worked at J.P. Morgan Investment Management as an analyst in the Institutional Global Balanced Group. From 1996 to 1997, Mr. Ryan worked at J.P. Morgan as an assistant trader.

Dated: March 28, 2002                                              CSFSA-16-0302